UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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SCHEDULE 14A

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Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.     )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Falcon’s Beyond Global, Inc.
(Name of Registrant as Specified In Its Charter)

_____________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares. FALCON’S BEYOND GLOBAL, INC. c/o Continental Proxy Services 1 State Street, New York NY 10004 FALCON’S BEYOND GLOBAL, INC. 1768 Park Center Drive Orlando, Florida 32835 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS to be held on June 11, 2024 Shareholders are cordially invited to attend the Annual Meeting and vote in person. At the meeting, you will need to request a ballot to vote your shares. Dear Shareholder, T he 2024 Annual Meeting of Shareholders of Falcon’s Beyond Global, Inc. will be held at our principal executive offices located at 1768 Park Center Drive, Orlando, Florida 32835 on Tuesday, June 11, 2024 at 9:00 a.m. Eastern Time. Proposals to be considered at the Annual Meeting: (1) To elect three Class I director nominees to hold office until the 2027 Annual Meeting of Stockholders; Nominees: (1) Jarrett T. Bostwick, (2) Scott Demerau, and (3) Simon Philips; (2) To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2024; and (3) To address such other matters as may properly come before the 2024 Annual Meeting or any adjournment or postponement thereof. The Board of Directors recommends a vote “FOR” all nominees under Proposal 1, and “FOR” Proposal 2. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Vote Your Proxy on the Internet: Go to http://www.cstproxyvote.com Have your notice available when you access the above website. Follow the prompts to vote your shares. CONTROL NUMBER The Proxy Materials are available for review at: https://www.cstproxy.com/falconsbeyond/2024

FALCON’S BEYOND GLOBAL, INC. 1768 Park Center Drive Orlando, Florida 32835 Important Notice Regarding the Availability of Proxy Materials For the 2024 Annual Meeting of Shareholders to be Held On June 11, 2024 The following Proxy Materials are available to you to review at: https://www.cstproxy.com/falconsbeyond/2024. the Company’s Annual Report for the year ended December 31, 2023 the Company’s 2024 Proxy Statement the Proxy Card any amendments to the foregoing materials that are required to be furnished to shareholders This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before May 28, 2024 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company. ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your Control number. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 1-888-266-6791, or By logging on to https://www.cstproxy.com/falconsbeyond/2024 or By email at: proxy@continentalstock.com Please include the company name and your control number in the subject line.